Exhibit 25.2

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

 STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]

                  WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact Name of Trustee as Specified in its Charter)

                                   56-1989961
                      (I.R.S. Employer Identification No.)

       One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware
                    (Address of Principal Executive Offices)

                                      19801
                                   (Zip Code)

                  WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION
                                ONE RODNEY SQUARE
                           920 KING STREET, SUITE 102
                              WILMINGTON, DE 19801
                    ATTENTION: CORPORATE TRUST ADMINISTRATION
                                 (302) 888-7539
            (Name, address and telephone number of Agent for Service)

                             EXELON CAPITAL TRUST I
               (Exact Name of Obligor as Specified in its Charter)

                                    Delaware
         (State or other jurisdiction of Incorporation or Organization)

                                       [ ]
                         (I.R.S. Employer Identification
                                      No.)

                            10 South Dearborn Street
                                   37th Floor
                                 P.O. Box 805379
                                Chicago, IL 60680
                    (Address of Principal Executive Offices)

                                      60680
                                   (Zip Code)

                          Trust Preferred Securities of
                             Exelon Capital Trust I
                         (Title of Indenture Securities)

1. General information.

Furnish the following information as to the trustee:

a) Name and address of each examining or supervisory authority to which it is subject:
         Comptroller of the Currency
         United States Department of the Treasury
         Washington, D.C.  20219

         Federal Reserve Bank
         Richmond, Virginia 23219

         Federal Deposit Insurance Corporation
         Washington, D.C.  20429

b) Whether it is authorized to exercise corporate trust powers.

         Yes.

2. Affiliations with obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

3. Voting securities of the trustee.

Furnish the following information as to each class of voting securities of the trustee:

         Not applicable - see answer to Item 13.

4. Trusteeships under other indentures.

If the  trustee  is a trustee  under  another  indenture  under  which any other
securities,   or  certificates  of  interest  or   participation  in  any  other
securities, of the obligor are outstanding, furnish the following information:

     (a)  Title of the securities outstanding under each such other indenture.

         Trust Preferred Securities

     (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

                  The indenture securities are not in default. The indenture securities rank equal to the securities named in Item 4(a).

5. Interlocking directorates and similar relationships with the obligor or underwriters.

If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

         Not applicable - see answer to Item 13.

6. Voting securities of the trustee owned by the obligor or its officials.

Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner, and executive officer of the obligor:

         Not applicable - see answer to Item 13.

7. Voting securities of the trustee owned by underwriters or their officials.

Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter:

         Not applicable - see answer to Item 13.

8. Securities of the obligor owned or held by the trustee.

Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:

         Not applicable - see answer to Item 13.

9. Securities of underwriters owned or held by the trustee.

If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee:

         Not applicable - see answer to Item 13.

10. Ownership or holdings by the trustee of voting securities of certain affiliates or security holders of the obligor.

If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee
(1) owns 10 percent or more of the
voting stock of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:

         Not applicable - see answer to Item 13.

11. Ownership or holdings by the trustee of any securities of a person owning 50 percent or more of the voting securities of the obligor.

If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee:

         Not applicable - see answer to Item 13.

12. Indebtedness of the obligor to the trustee.

Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:

         Not applicable - see answer to Item 13.

13. Defaults by the obligor.

a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

         None.

b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

         None

14. Affiliations with the underwriters.

If any underwriter is an affiliate of the trustee, describe each such affiliation.

         Not applicable - see answer to Item 13.

15. Foreign trustee.

Identify the order or rule pursuant to which the trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

         Not applicable - trustee is a national banking association organized under the laws of the United States.

16. List of Exhibits.

List below all exhibits filed as part of this statement of eligibility.

X 1. Copy of Articles of Association of the trustee as now in effect.
--
X 2. Copy of the Certificate of the Comptroller of the Currency dated April 4, --2002, evidencing the authority of the trustee to transact business.

X 3. Copy of the Certification of Fiduciary Powers of the trustee by the Office --of the Comptroller of the Currency dated April 4, 2002.

X 4. Copy of existing by-laws of the trustee.
--

__5. Copy of each indenture referred to in Item 4, if the obligor is in default.

                  Not Applicable.

X 6. Consent of the trustee required by Section 321(b) of the Act.
--

X 7. Copy of report of condition of the trustee at the close of business on --December 31, 2002, published pursuant to the requirements of its supervising authority.

__ 8. Copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

    Not Applicable

__ 9. Consent to service of process required of foreign trustees pursuant to Rule 10a-4 under the Act.

    Not Applicable

------------------------

                                      NOTE
         The trustee disclaims responsibility for the accuracy or completeness of information contained in this Statement of Eligibility and Qualification not known to the trustee and not obtainable by it through reasonable investigation and as to which information it has obtained from the obligor and has had to rely or will obtain from the principal underwriters and will have to rely.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Wachovia Trust Company, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Wilmington and the State of Delaware, on the 5th day of September, 2003.



                                          Wachovia Trust Company, National
                                          Association



                                          By:  /s/  Rita Marie Ritrovato
                                               -------------------------
                                                 Rita Marie Ritrovato
                                                 Trust Officer

                             CONSENT OF THE TRUSTEE

         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of Exelon Capital Trust I, II, and III Trust Preferred Securities, Wachovia Trust Company, National Association, hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                                 WACHOVIA TRUST COMPANY,
                                                 NATIONAL ASSOCIATION



                                                 By:  /s/  Rita Marie Ritrovato
                                                      --------------------------
                                                        Rita Marie Ritrovato
                                                        Trust Officer


Wilmington, Delaware

September 5, 2003



EXHIBIT T-7
                               REPORT OF CONDITION
Consolidating domestic and foreign subsidiaries of Wachovia Trust Company, N.A., at the close of business on March 31, 2003, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161.
Charter Number 1 Comptroller of the Currency.

Statement of Resources and Liabilities

                                            ASSETS
                                      Thousand of Dollars
                                      -------------------

Cash and balance due from depository institutions:
     Noninterest-bearing balances and currency and coin...................................                  14,130,000
     Interest-bearing balances............................................................                   2,142,000
Securities................................................................................                    ////////
     Held-to-maturity securities (from Schedule RC-B, column A)...........................                           0
     Available-for-sale securities (from schedule RC-B, column D).........................                  69,552,000
Federal funds sold and securities purchased under agreements to resell....................                           0
Federal funds sold in domestic offices....................................................                   1,833,000
Securities purchased under agreements to resell(3)........................................                   4,293,000
Loans and lease financing receivables (from Schedule RC-C):
     Loan and leases held for sale........................................................                   8,101,000
     Loan and leases, net of unearned income..............................................                 161,553,000
     LESS: Allowance for loan and lease losses............................................                   2,716,000
     LESS: Allocated transfer risk reserve................................................                           0
     Loans and leases, net of unearned income and allowance (item.4.b misus 4.c)..........                 158,837,000
Trading assets (from Schedule RC-D).......................................................                  26,199,000
Premises and fixed assets (including capitalized leases)..................................                   4,255,000
Other real estate owned (from Schedule RC-M)..............................................                     143,000
Investment in unconsolidated subsidiaries and associated companies (from Schedule RC-M)...                     669,000
Customer's liability to this bank on acceptances outstanding..............................                   1,485,000
Intangible assets.........................................................................                   9,499,000
     Goodwill.............................................................................
Other intangible assets (from Schedule RC-M)..............................................                   1,698,000
Other assets (from Schedule RC-F).........................................................                  20,947,000

                                    Total assets..........................................                 323,783,000

                                         LIABILITIES
Deposits:
     In domestic offices..................................................................                 188,964,000
       Noninterest-bearing................................................................                  32,609,000
       Interest-bearing...................................................................                 156,355,000
     In foreign  offices,  Edge and  Agreement  subsidiaries,  and IBFs (from  Schedule
     RC-E, partII)........................................................................                  12,591,000
       Noninterest-bearing................................................................                      21,000
       Interest-bearing...................................................................                  12,570,000
Federal funds purchased in domestic offices(2)............................................                   3,342,000
Securities sold under agreements to repurchase(3).........................................                  26,168,000
Trading liabilities(from Schedule RC-D)...................................................                  18,156,000
Other borrowed money (includes mortgage indebtedness and obligations under Capitalized
  leases)(from Schedule RC-M).............................................................                  21,041,000
Bank's liability on acceptances executed and outstanding..................................                   1,492,000
Subordinated notes and debentures.........................................................                   8,149,000
Other liabilities.........................................................................                  11,156,000
Total liabilities.........................................................................                 291,059,000
Minority Interest in consolidated subsidiaries............................................                   1,327,000

                                        EQUITY CAPITAL
Perpetual preferred stock and related surplus...........................................                             0
Common Stock..............................................................................                     455,000
Surplus...................................................................................                  24,194,000
Retained Earnings.........................................................................                   4,660,000
Accumulated other comprehensive income....................................................                   2,088,000
Other Equity Capital components...........................................................                           0
Total equity capital (sum of item 23 through 27)..........................................                  31,397,000
Total liabilities and equity capital (sum of items 21,22, and 28..........................                 323,783,000



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1
       STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A
              CORPORATION DESIGNATED TO ACT AS TRUSTEE CHECK IF AN
           APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT
                            TO SECTION 305(b)(2) [ ]

                  WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact Name of Trustee as Specified in its Charter)

                                   56-1989961
                      (I.R.S. Employer Identification No.)

       One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware
                    (Address of Principal Executive Offices)

                                      19801
                                   (Zip Code)

                  WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION
                                ONE RODNEY SQUARE
                           920 KING STREET, SUITE 102
                              WILMINGTON, DE 19801
                    ATTENTION: CORPORATE TRUST ADMINISTRATION
                                 (302) 888-7539

            (Name, address and telephone number of Agent for Service)

                             EXELON CAPITAL TRUST II

               (Exact Name of Obligor as Specified in its Charter)

                                    Delaware

         (State or other jurisdiction of Incorporation or Organization)

                                       [ ]

                      (I.R.S. Employer Identification No.)

                            10 South Dearborn Street
                                   37th Floor
                                 P.O. Box 805379
                                Chicago, IL 60680

                    (Address of Principal Executive Offices)

                                      60680
                                   (Zip Code)

                          Trust Preferred Securities of
                             Exelon Capital Trust II
                         (Title of Indenture Securities)

1. General information.

Furnish the following information as to the trustee:

a) Name and address of each examining or supervisory authority to which it is subject:
         Comptroller of the Currency
         United States Department of the Treasury
         Washington, D.C.  20219
         Federal Reserve Bank
         Richmond, Virginia 23219
         Federal Deposit Insurance Corporation
         Washington, D.C.  20429

b) Whether it is authorized to exercise corporate trust powers.
         Yes.

2. Affiliations with obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

3. Voting securities of the trustee.

Furnish the following information as to each class of voting securities of the trustee:

         Not applicable - see answer to Item 13.

4. Trusteeships under other indentures.

If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

a) Title of the securities outstanding under each such other indenture. Trust Preferred Securities

b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.
         The indenture securities are not in default. The indenture securities rank equal to the securities named in Item 4(a).

5. Interlocking directorates and similar relationships with the obligor or underwriters.

If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

         Not applicable - see answer to Item 13.

6. Voting securities of the trustee owned by the obligor or its officials.

Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner, and executive officer of the obligor:

         Not applicable - see answer to Item 13.

7. Voting securities of the trustee owned by underwriters or their officials.

Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter:

         Not applicable - see answer to Item 13.

8. Securities of the obligor owned or held by the trustee.

Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:

         Not applicable - see answer to Item 13.

9. Securities of underwriters owned or held by the trustee.

If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee:

         Not applicable - see answer to Item 13.

10. Ownership or holdings by the trustee of voting securities of certain affiliates or security holders of the obligor.

If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee
(1) owns 10 percent or more of the voting stock of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:

         Not applicable - see answer to Item 13.

11. Ownership or holdings by the trustee of any securities of a person owning 50 percent or more of the voting securities of the obligor.

If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee:

         Not applicable - see answer to Item 13.

12. Indebtedness of the obligor to the trustee.

Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:

         Not applicable - see answer to Item 13.

13. Defaults by the obligor.

a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.
         None.

b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.
         None

14. Affiliations with the underwriters.

If any underwriter is an affiliate of the trustee, describe each such affiliation.

         Not applicable - see answer to Item 13.

15. Foreign trustee.

Identify the order or rule pursuant to which the trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

         Not applicable - trustee is a national banking association organized under the laws of the United States.

16. List of Exhibits.

List below all exhibits filed as part of this statement of eligibility.

[X]       (a)    Copy of Articles of Association of the trustee as now in
                 effect.
[X]       (b)    Copy of the Certificate of the Comptroller of the Currency
                 dated April 4, 2002, evidencing the authority of the trustee to transact business.
[X]       (c)    Copy of the Certification of Fiduciary Powers of the trustee by the Office of the Comptroller of the Currency dated April
                 4, 2002.
[X]       (d)    Copy of existing by-laws of the trustee.
[ ]       (e)    Copy of each indenture referred to in Item 4, if the obligor is in default.
                 - Not Applicable.
[X]       (f)    Consent of the trustee required by Section 321(b) of the
                 Act.
[X]       (g)    Copy of report of condition of the trustee at the close of business on December 31, 2002, published pursuant to the
                 requirements of its supervising authority.
[ ]       (h)    Copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.
                 - Not Applicable
[ ]       (i)    Consent to service of process required of foreign trustees pursuant to Rule 10a-4 under the Act.
                 - Not Applicable

-----------------------------






                                      NOTE
         The trustee disclaims responsibility for the accuracy or completeness of information contained in this Statement of Eligibility and Qualification not known to the trustee and not obtainable by it through reasonable investigation and as to which information it has obtained from the obligor and has had to rely or will obtain from the principal underwriters and will have to rely.

                                    SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Wachovia Trust Company, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Wilmington and the State of Delaware, on the 5th day of September, 2003.

                                            WACHOVIA TRUST COMPANY,
                                            NATIONAL ASSOCIATION



                                            By:  /s/  Rita Marie Ritrovato
                                                ------------------------------
                                                   Rita Marie Ritrovato
                                                   Trust Officer

                             CONSENT OF THE TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of Exelon Capital Trust I, II, and III Trust Preferred Securities, Wachovia Trust Company, National Association, hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                            WACHOVIA TRUST COMPANY,
                                            NATIONAL ASSOCIATION



                                            By:  /s/  Rita Marie Ritrovato
                                                 ----------------------------
                                                   Rita Marie Ritrovato
                                                   Trust Officer

Wilmington, Delaware

September 5, 2003



EXHIBIT T-7
                               REPORT OF CONDITION
Consolidating domestic and foreign subsidiaries of Wachovia Trust Company, N.A., at the close of business on March 31, 2003, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161.
Charter Number 1 Comptroller of the Currency.

Statement of Resources and Liabilities

                                               ASSETS

                                        Thousand of Dollars
                                        -------------------

Cash and balance due from depository institutions:
     Noninterest-bearing balances and currency and coin...................................                  14,130,000
     Interest-bearing balances............................................................                   2,142,000
Securities................................................................................                    ////////
     Held-to-maturity securities (from Schedule RC-B, column A)...........................                           0
     Available-for-sale securities (from schedule RC-B, column D).........................                  69,552,000
Federal funds sold and securities purchased under agreements to resell....................                           0
Federal funds sold in domestic offices....................................................                   1,833,000
Securities purchased under agreements to resell(3)........................................                   4,293,000
Loans and lease financing receivables (from Schedule RC-C):
     Loan and leases held for sale........................................................                   8,101,000
     Loan and leases, net of unearned income..............................................                 161,553,000
     LESS: Allowance for loan and lease losses............................................                   2,716,000
     LESS: Allocated transfer risk reserve................................................                           0
     Loans and leases, net of unearned income and allowance (item.4.b misus 4.c)..........                 158,837,000
Trading assets (from Schedule RC-D).......................................................                  26,199,000
Premises and fixed assets (including capitalized leases)..................................                   4,255,000
Other real estate owned (from Schedule RC-M)..............................................                     143,000
Investment in unconsolidated subsidiaries and associated companies (from Schedule RC-M)...                     669,000
Customer's liability to this bank on acceptances outstanding..............................                   1,485,000
Intangible assets.........................................................................                   9,499,000
     Goodwill.............................................................................
Other intangible assets (from Schedule RC-M)..............................................                   1,698,000
Other assets (from Schedule RC-F).........................................................                  20,947,000

                                    Total assets..........................................                 323,783,000

                                              LIABILITIES
Deposits:
     In domestic offices..................................................................                 188,964,000
       Noninterest-bearing................................................................                  32,609,000
       Interest-bearing...................................................................                 156,355,000
     In foreign offices, Edge and Agreement subsidiaries, and IBFs (from  Schedule  RC-E,
     partII)..............................................................................                  12,591,000
       Noninterest-bearing................................................................                      21,000
       Interest-bearing...................................................................                  12,570,000
Federal funds purchased in domestic offices(2)............................................                   3,342,000
Securities sold under agreements to repurchase(3).........................................                  26,168,000
Trading liabilities(from Schedule RC-D)...................................................                  18,156,000
Other borrowed  money  (includes  mortgage indebtedness and obligations under Capitalized
  leases)(from Schedule RC-M).............................................................                  21,041,000
Bank's liability on acceptances executed and outstanding..................................                   1,492,000
Subordinated notes and debentures.........................................................                   8,149,000
Other liabilities.........................................................................                  11,156,000
Total liabilities.........................................................................                 291,059,000
Minority Interest in consolidated subsidiaries............................................                   1,327,000

                                            EQUITY CAPITAL
Perpetual preferred stock and related surplus...........................................                             0
Common Stock..............................................................................                     455,000
Surplus...................................................................................                  24,194,000
Retained Earnings.........................................................................                   4,660,000
Accumulated other comprehensive income....................................................                   2,088,000
Other Equity Capital components...........................................................                           0
Total equity capital (sum of item 23 through 27)..........................................                  31,397,000
Total liabilities and equity capital (sum of items 21,22, and 28..........................                 323,783,000


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

 STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]

                  WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact Name of Trustee as Specified in its Charter)

                                   56-1989961
                      (I.R.S. Employer Identification No.)

       One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware
                    (Address of Principal Executive Offices)

                                      19801
                                   (Zip Code)

                  WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION
                                ONE RODNEY SQUARE
                           920 KING STREET, SUITE 102
                              WILMINGTON, DE 19801
                    ATTENTION: CORPORATE TRUST ADMINISTRATION
                                 (302) 888-7539
            (Name, address and telephone number of Agent for Service)

                            EXELON CAPITAL TRUST III
               (Exact Name of Obligor as Specified in its Charter)

                                    Delaware
         (State or other jurisdiction of Incorporation or Organization)

                                       [ ]
                      (I.R.S. Employer Identification No.)

                            10 South Dearborn Street
                                   37th Floor
                                 P.O. Box 805379
                                Chicago, IL 60680
                    (Address of Principal Executive Offices)

                                      60680
                                   (Zip Code)

                          Trust Preferred Securities of
                            Exelon Capital Trust III
                         (Title of Indenture Securities)

1. General information.

Furnish the following information as to the trustee:

a) Name and address of each examining or supervisory authority to which it is subject:

         Comptroller of the Currency
         United States Department of the Treasury
         Washington, D.C.  20219

         Federal Reserve Bank
         Richmond, Virginia  23219

         Federal Deposit Insurance Corporation
         Washington, D.C.  20429

b)  Whether it is authorized to exercise corporate trust powers.

         Yes.

2. Affiliations with obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

3. Voting securities of the trustee.

Furnish the following information as to each class of voting securities of the trustee:

         Not applicable - see answer to Item 13.

4. Trusteeships under other indentures.

If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

a) Title of the securities outstanding under each such other indenture.
                  Trust Preferred Securities

b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.
                           The indenture securities are not in default. The indenture securities rank equal to the securities named in Item 4(a).

5. Interlocking directorates and similar relationships with the obligor or underwriters.

If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

         Not applicable - see answer to Item 13.

6. Voting securities of the trustee owned by the obligor or its officials.

Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner, and executive officer of the obligor:

         Not applicable - see answer to Item 13.

7. Voting securities of the trustee owned by underwriters or their officials.

Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter:

         Not applicable - see answer to Item 13.

8. Securities of the obligor owned or held by the trustee.

Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:

         Not applicable - see answer to Item 13.

9. Securities of underwriters owned or held by the trustee.

If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee:

         Not applicable - see answer to Item 13.

10. Ownership or holdings by the trustee of voting securities of certain affiliates or security holders of the obligor.

If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee
(1) owns 10 percent or more of the voting stock of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:

         Not applicable - see answer to Item 13.

11. Ownership or holdings by the trustee of any securities of a person owning 50 percent or more of the voting securities of the obligor.

If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee:

         Not applicable - see answer to Item 13.

12. Indebtedness of the obligor to the trustee.

Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:

         Not applicable - see answer to Item 13.

13. Defaults by the obligor.

a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

         None.

b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

         None

14. Affiliations with the underwriters.

If any underwriter is an affiliate of the trustee, describe each such affiliation.

         Not applicable - see answer to Item 13.

15. Foreign trustee.

Identify the order or rule pursuant to which the trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

         Not applicable - trustee is a national banking association organized under the laws of the United States.

16. List of Exhibits.

List below all exhibits filed as part of this statement of eligibility.

[X]       (a)    Copy of Articles of Association of the trustee as now in
                 effect.
[X]       (b)    Copy of the Certificate of the Comptroller of the Currency
                 dated April 4, 2002, evidencing the authority of the trustee to transact business.
[X]       (c)    Copy of the Certification of Fiduciary Powers of the trustee by the Office of the Comptroller of the Currency dated April
                 4, 2002.
[X]       (d)    Copy of existing by-laws of the trustee.
[ ]       (e)    Copy of each indenture referred to in Item 4, if the obligor is in default.
                 - Not Applicable.
[X]       (f)    Consent of the trustee required by Section 321(b) of the
                 Act.
[X]       (g)    Copy of report of condition of the trustee at the close of business on December 31, 2002, published pursuant to the
                 requirements of its supervising authority.
[ ]       (h)    Copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.
                 - Not Applicable
[ ]       (i)    Consent to service of process required of foreign trustees pursuant to Rule 10a-4 under the Act.
                 - Not Applicable

-----------------------------






                                      NOTE


         The trustee disclaims responsibility for the accuracy or completeness of information contained in this Statement of Eligibility and Qualification not known to the trustee and not obtainable by it through reasonable investigation and as to which information it has obtained from the obligor and has had to rely or will obtain from the principal underwriters and will have to rely.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Wachovia Trust Company, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Wilmington and the State of Delaware, on the 5th day of September, 2003.



                                              WACHOVIA TRUST COMPANY,
                                              NATIONAL ASSOCIATION



                                              By:  /s/  Rita Marie Ritrovato
                                                   -----------------------------
                                                       Rita Marie Ritrovato
                                                       Trust Officer

                             CONSENT OF THE TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of Exelon Capital Trust I, II, and III Trust Preferred Securities, Wachovia Trust Company, National Association, hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                              WACHOVIA TRUST COMPANY,
                                              NATIONAL ASSOCIATION



                                              By:  /s/  Rita Marie Ritrovato
                                                   -----------------------------
                                                       Rita Marie Ritrovato
                                                       Trust Officer


Wilmington, Delaware

September 5, 2003




EXHIBIT T-7
                               REPORT OF CONDITION
Consolidating domestic and foreign subsidiaries of Wachovia Trust Company, N.A., at the close of business on March 31, 2003, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161.
Charter Number 1 Comptroller of the Currency.

Statement of Resources and Liabilities

                                                 ASSETS

                                         Thousand of Dollars
                                         -------------------

Cash and balance due from depository institutions:
     Noninterest-bearing balances and currency and coin...................................                  14,130,000
     Interest-bearing balances............................................................                   2,142,000
Securities................................................................................                    ////////
     Held-to-maturity securities (from Schedule RC-B, column A)...........................                           0
     Available-for-sale securities (from schedule RC-B, column D).........................                  69,552,000
Federal funds sold and securities purchased under agreements to resell....................                           0
Federal funds sold in domestic offices....................................................                   1,833,000
Securities purchased under agreements to resell(3)........................................                   4,293,000
Loans and lease financing receivables (from Schedule RC-C):
     Loan and leases held for sale........................................................                   8,101,000
     Loan and leases, net of unearned income..............................................                 161,553,000
     LESS: Allowance for loan and lease losses............................................                   2,716,000
     LESS: Allocated transfer risk reserve................................................                           0
     Loans and leases, net of unearned income and allowance (item.4.b misus 4.c)..........                 158,837,000
Trading assets (from Schedule RC-D).......................................................                  26,199,000
Premises and fixed assets (including capitalized leases)..................................                   4,255,000
Other real estate owned (from Schedule RC-M)..............................................                     143,000
Investment in unconsolidated subsidiaries and associated companies (from Schedule RC-M)...                     669,000
Customer's liability to this bank on acceptances outstanding..............................                   1,485,000
Intangible assets.........................................................................                   9,499,000
     Goodwill.............................................................................
Other intangible assets (from Schedule RC-M)..............................................                   1,698,000
Other assets (from Schedule RC-F).........................................................                  20,947,000

                                    Total assets..........................................                 323,783,000

                                               LIABILITIES
Deposits:
     In domestic offices..................................................................                 188,964,000
       Noninterest-bearing................................................................                  32,609,000
       Interest-bearing...................................................................                 156,355,000
     In foreign  offices,  Edge and  Agreement subsidiaries, and IBFs (from Schedule RC-E,
     partII)..............................................................................                  12,591,000
       Noninterest-bearing................................................................                      21,000
       Interest-bearing...................................................................                  12,570,000
Federal funds purchased in domestic offices(2)............................................                   3,342,000
Securities sold under agreements to repurchase(3).........................................                  26,168,000
Trading liabilities(from Schedule RC-D)...................................................                  18,156,000
Other borrowed  money  (includes  mortgage indebtedness and obligations under Capitalized
  leases)(from Schedule RC-M).............................................................                  21,041,000
Bank's liability on acceptances executed and outstanding..................................                   1,492,000
Subordinated notes and debentures.........................................................                   8,149,000
Other liabilities.........................................................................                  11,156,000
Total liabilities.........................................................................                 291,059,000
Minority Interest in consolidated subsidiaries............................................                   1,327,000

                                              EQUITY CAPITAL

Perpetual preferred stock and related surplus...........................................                             0
Common Stock..............................................................................                     455,000
Surplus...................................................................................                  24,194,000
Retained Earnings.........................................................................                   4,660,000
Accumulated other comprehensive income....................................................                   2,088,000
Other Equity Capital components...........................................................                           0
Total equity capital (sum of item 23 through 27)..........................................                  31,397,000
Total liabilities and equity capital (sum of items 21,22, and 28..........................                 323,783,000


                                                               Charter No. 23201



                  WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION

                             ARTICLES OF ASSOCIATION
                             -----------------------
                    AMENDED AND RESTATED AS OF APRIL 1, 2002

         For the purpose of organizing an association to carry on the business of banking under the laws of the United States, the undersigned do enter into the following Articles of Association:

         FIRST. The title of this association shall be WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION.

         SECOND. The main office of this association shall be in Wilmington, Delaware. The business, of this association will be limited to that of a national trust bank. This association must obtain the prior written approval of the Office of the Comptroller of the Currency ("OCC") before amending its Articles of Association to expand the scope of its activities and services. Transfers of this association's stock are subject to prior approval of a federal depository institution regulatory agency. If no other agency approval is required, the OCC's approval must be obtained before the transfers. In such cases where OCC approval is required, the OCC will apply the definitions and standards of the Change in Bank Control Act and the OCC's implementing regulation to ownership changes in this association.

         THIRD. The Board of Directors of this association shall consist of not less than five nor more than twenty-five shareholders, the exact number to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof Each director, during the full term of his directorship, shall own a minimum of $1,000 aggregate par value of stock of this association or a minimum par market value or equity interest of $1,000 of stock in the bank holding company controlling this association. Any vacancy in the Board of Directors may be filled by action of the Board of Directors.

         FOURTH. There shall be an annual meeting of the shareholders to elect directors and transact whatever other business may be brought before the meeting. It shall be held at the main office or any other convenient place the Board of Directors may designate, on the day of each year specified thereby in the bylaws, but if no election is held on that day, it may be held on any subsequent day according to such lawful rules as may be prescribed by the Board of Directors.

         Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of this association entitled to vote for election of directors. Nominations other than those made by or on behalf of the existing bank management shall be made in writing and be delivered or mailed to the president of this association and to the OCC, Washington, D.C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors, provided, however, that if less than 21 days notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the president of this association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.

         Such notification shall contain the following information to the extent known to the notifying shareholder:

          o    The name and address of each proposed nominee.

          o    The principal occupation of each proposed nominee.

          o The total number of shares of capital stock of this association that will be voted for each proposed nominee.

          o    The name and residence address of the notifying shareholder.

          o The number of shares of capital stock of this association owned by the notifying shareholder. Nominations not made in accordance herewith may, in his discretion, be disregarded by the chairperson of the meeting, and upon his instructions, the vote tellers may disregard all votes cast for each such nominee.

         FIFTH. The authorized amount of capital stock of this association shall be 2,000 shares of common stock of the par value of one hundred dollars ($100.00) each; but said capital stock may be increased or decreased from time to time, according to the provisions of the laws of the United States.

         If the capital stock is increased by the sale of additional shares thereof, each shareholder shall be entitled to subscribe for such additional shares in proportion to the number of shares of said capital stock owned by him at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution by the shareholders at the time the increase is authorized. The Board of Directors will have the power to prescribe a reasonable period of time within which the preemptive rights to subscribe to the new shares of capital stock must be exercised.

         This association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

         SIXTH. The Board of Directors shall appoint one of its members president of this association, who shall be chairperson of the Board of Directors, unless the Board of Directors appoints in other director to be the chairperson. The Board of Directors shall have the power to appoint one or more vice presidents and to appoint a cashier and such other officers and employees as may be required to transact the business of this association.

         The Board of Directors shall have the power to:

          o Define the duties of the officers and employees of this association.

          o    Fix the salaries to be paid to the officers and employees.

          o    Dismiss officers and employees.

          o Require bonds from officers and employees and to fix the penalty thereof.

          o Regulate the manner in which any increase of the capital of this association shall be made.

          o Manage and administer the business and affairs of this association.

          o Make all bylaws that it may be lawful for the Board of Directors to make.

          o Generally to perform all acts that are legal for a Board of Directors to perform.

         SEVENTH. The Board of Directors shall have the power to change the location of the main office to any other place within the limits of Wilmington, Delaware, without the approval of the shareholders, and shall have the power to establish or change the location of any branch or branches of the association to any other location, without the approval of the shareholders.

         EIGHTH. The corporate existence of this association shall continue until terminated according to the laws of the United States.

         NINTH. The Board of Directors of this association, or any three or more shareholders owning, in the aggregate, not less than 10 percent of the stock of this association, may call a special meeting if shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least 10 days prior to the date of the meeting to each shareholder of record at his address as shown upon the books of this association.

         TENTH. Each director and executive officer of this association shall be indemnified by the association against liability in any proceeding (including without limitation a proceeding brought by or on behalf of this association itself) arising out of his status as such or his activities in either of the foregoing capacities, except for any liability incurred on account of activities which were at the time taken known or believed by such person to be clearly in conflict with the best interests of this association. Liabilities incurred by a director or executive officer of this association in defending a proceeding shall be paid by this association in advance of the final disposition of such proceeding upon receipt of an undertaking by the director or executive officer to repay such amount if it shall be determined, as provided in the last paragraph of this Article Tenth, that he is not entitled to be indemnified by this association against such liabilities.

         The indemnity against liability in the preceding paragraph of this Article Tenth, including liabilities incurred in defending a proceeding, shall be automatic and self-operative.

         Any director, officer or employee of this association who serves at the request of this association as a director, officer, employee or agent of a charitable, not-for-profit, religious, educational or hospital corporation, partnership, joint venture, trust or other enterprise, or a trade association, or as a trustee or administrator under an employee benefit plan, or who serves at the request of this association as a director, officer or employee of a business corporation in connection with the administration of an estate or trust by this association, shall have the right to be indemnified by this association, subject to the provisions set forth in the following paragraph of this Article Tenth, against liabilities in any manner arising out of or attributable to such status or activities in any such capacity, except for any liability incurred on account of activities which were at the time taken known or believed by such person to be clearly in conflict with the best interests of this association, or of the corporation, partnership, joint venture, trust, enterprise, association or plan being served by such person.

         In the case of all persons except the directors and executive officers of this association, the determination of whether a person is entitled to indemnification under the preceding paragraph of this Article Tenth shall be made by and in the sole discretion of the Chief Executive Officer of this association. In the case of the directors and executive officers of this association, the indemnity against liability in the preceding paragraph of this Article Tenth shall be automatic and self-operative.

         For purposes of this Article Tenth of these Articles of Association only, the following terms shall have the meanings indicated:

          (a) "association" means Wachovia Trust Company, National Association and its direct and indirect wholly-owned subsidiaries.

          (b) "director" means an individual who is or was a director of this association.

          (c) "executive officer" means an officer of this association who by resolution of the Board of Directors of this association has been determined to be an executive officer of this association for purposes of Regulation 0 of the Federal Reserve Board.

          (d) "liability" means the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or reasonable expenses, including counsel fees and expenses, incurred with respect to a proceeding.

          (e) "party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

          (f) "proceeding" means any threatened, pending, or completed claim, action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

         This association shall have no obligation to indemnify any person for an amount paid in settlement of a proceeding unless this association consents in writing to such settlement.

         The right to indemnification herein provided for shall apply to persons who are directors, officers, or employees of banks or other entities that are hereafter merged or otherwise combined with this association only after the effective date of such merger or other combination and only as to their status and activities after such date.

         The right to indemnification herein provided for shall inure to the benefit of the heirs and legal representatives of any person entitled to such right.

         No revocation of, change in, or adoption of any resolution or provision in the Articles of Association or Bylaws of this association inconsistent with, this Article Tenth shall adversely affect the rights of any director, officer, or employee of this association with respect to (i) any proceeding commenced or threatened prior to such revocation, change, or adoption, or (ii) any proceeding arising out of any act or omission occurring prior to such revocation, change, or adoption, in either case, without the written consent of such director, officer, or employee.

         The rights hereunder shall be in addition to and not exclusive of any other rights to which a director, officer, or employee of this association may be entitled under any statute, agreement, insurance policy, or otherwise.

         This association shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, or employee of this association, or is or was serving at the request of this association as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, trade association, employee benefit plan, or other enterprise, against any liability asserted against such director, officer, or employee in any such capacity, or arising out of their status as such, whether or not this association would have the power to indemnify such director, officer, or employee against such liability, excluding insurance coverage for a formal order assessing civil money penalties against a director, officer or employee of this association.

         Notwithstanding anything to the contrary provided herein, no person shall have a right to indemnification with respect to any liability (i) incurred in an administrative proceeding or action instituted by an appropriate bank regulatory agency which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by an individual or individuals in the form of payments to this association, (ii) to the extent such person is entitled to receive payment therefor under any insurance policy or from any corporation, partnership, joint venture, trust, trade association, employee benefit plan, or other enterprise other than this association, or (iii) to the extent that a court of competent jurisdiction determines that such indemnification is void or prohibited under state or federal law.

         ELEVENTH. These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.

                               CHARTER CERTIFICATE


         Whereas, satisfactory evidence has been presented to the Office of the Comptroller of the Currency that First Union Trust Company, National
Association, located in Wilmington, State of Delaware, has complied with all provisions of the statutes of the United States required to be complied with before being authorized to commence the business of banking as a National Banking Association;

         Now,  therefore,  I hereby certify that the above-named  association is
authorized   to  commence  the  business  of  banking  as  a  National   Banking
Association.




In testimony whereof witness my signature and seal of office this fifteenth day of January 1997.


___________________________________________
Deputy Comptroller for Multinational Banking


Charter Number 23201

                         CERTIFICATE OF FIDUCIARY POWERS



I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession , custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Wachovia Trust Company, National Association," Wilmington, Delaware, (Charter No. 23201) was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a, and that the authority so granted remains in full force and effect on the date of this Certificate.


                                            IN   TESTIMONY   WHEREOF,   I   have
                                            hereunto   subscribed  my  name  and
                                            caused  my  seal  of  office  to  be
                                            affixed  to  these  presents  at the
                                            Treasury  Department  in the City of
                                            Washington and District of Columbia,
                                            this June 19, 2003

                                                     /s/  John D. Hawke, Jr.
                                                     ---------------------------
                                                     Comptroller of the Currency

                  WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION

                                     BYLAWS
                                     ------
                      AS AMENDED AND RESTATED APRIL 1, 2002
                           AS AMENDED OCTOBER 24, 2002

                                   ARTICLE I
                                   ---------
                            Meetings of Shareholders
                            ------------------------

     Section 1.1 Annual Meeting. The regular annual meeting of the shareholders for the election of directors and transaction of whatever other business may properly come before the meeting, shall be held at the Main Office of the Association, or such other place as the Board of Directors may designate, at 10:00 A.M. on the third Tuesday of April in each year, or such other time within 90 days as may be set by the Board of Directors. If, from any cause, an election of directors is not made on the said day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of the law; and notice thereof shall be given in the manner herein.

     Section 1.2 Special Meetings. Except as otherwise specifically provided by statute, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors or by any one or more shareholders owning, in the aggregate, not less than twenty-five percent of the stock of the Association.

     Section 1.3 Notice of Meetings. Notice of Annual and Special meetings shall be mailed, postage prepaid, at least ten days prior to the date thereof provided for the annual meeting, addressed to each shareholder at his address appearing on the books of the Association; but any failure to mail such notice, or any irregularity therein, shall not affect the validity of such meeting, or of any of the proceedings thereat. A shareholder may waive any such notice.

     Section 1.4 Organization of Meetings. The Chairman shall preside at all meetings of shareholders. In his absence, the President, or a director designated by the Chairman shall preside at such meeting.

     Section 1.5 Proxies. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing. Proxies shall be valid only for one meeting to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

     Section 1.6 Quorum. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.

                                   ARTICLE II
                                   ----------
                                    Directors
                                    ---------

     Section 2.1 Board of Directors. The Board of Directors (hereinafter referred to as the "Board"), shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by said Board.

     Section 2.2 Number. The Board shall consist of not less than five nor more than twenty-five persons, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board may not increase the number of directors to a number which: (a) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (b) to a number which exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

     Section 2.3 Organization Meeting. A meeting shall be held for the purpose of organizing the new Board and electing and appointing officers of the Association for the succeeding year on the day of the Annual Meeting of Shareholders or as soon thereafter as practicable, and, in any event, within thirty days thereof. If, at the time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.

     Section 2.4 Regular Meetings. The regular meetings of the Board shall be held on such days and time as the directors may, by resolution, designate; and written notice of any change thereof shall be sent to each member. When any regular meeting of the Board falls upon a legal holiday, the meeting shall be held on such other day as the Board may designate.

     Section 2.5 Special Meetings. Special meetings of the Board may be called by the Chairman of the Board, or President, or at the request of three or more directors. Each director shall be given notice of each special meeting, except the organization meeting, at least one day before it is to be held by facsimile, telephone, telegram, letter or in person. Any director may waive any such notice.

     Section 2.6 Quorum. A majority of the directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a less number may adjourn any meeting, from time to time, and the meeting may be held, as adjourned without further notice.

     Section 2.7 Term of Office and Vacancy. Directors shall hold office for one year and until their successors are elected and have qualified. No person shall stand for election as a director of this Association if at the date of his election he will have passed his seventieth birthday; provided, however, this prohibition shall not apply to persons who are active officers of this Association, an affiliate bank, or its parent corporation, or a former chief executive officer of the Association. No person, who is not an officer or former officer of this Association, an affiliate bank, or its parent corporation and who has discontinued the principal position or activity the person held when initially elected, shall be recommended to the shareholders for reelection; provided, however, that exceptions may be made because of a change in principal position or activity which would be compatible with continued service to this Association. No person elected as a director may exercise any of the powers of his office until he has taken the oath of office as prescribed by law. When any vacancy occurs among the directors, the remaining members of the Board, in accordance with the laws of the United States, may appoint a director to fill such vacancy at any regular meeting of the Board, or at a special meeting called for that purpose.

     Section 2.8 Nominations. Nominations for election to the Board may be made by the Executive Committee or by any stockholder of any outstanding class of capital stock of the Association entitled to vote for the election of directors.

     Section 2.9 Communications Equipment. Any or all directors may participate in a meeting of the Board by means of conference telephone or any means of communication by which all persons participating in the meeting are able to hear each other.

     Section 2.10 Action Without Meeting. Any action required or permitted to be taken by the Board or committee thereof by law, the Association's Articles of Association, or these Bylaws may be taken without a meeting, if, prior or subsequent to the action, all members of the Board or committee shall individually or collectively consent in writing to the action. Each written consent or consents shall be filed with the minutes of the proceedings of the Board or committee. Action by written consent shall have the same force and effect as a unanimous vote of the directors, for all purposes. Any certificate or other documents that relates to action so taken shall state that the action was taken by unanimous written consent of the Board or committee without a meeting.

                                  ARTICLE III
                                  -----------
                             Committees of the Board
                             -----------------------

     Section 3.1 Executive Committee. The Board may by resolution adopted by a majority of the entire Board designate an Executive Committee consisting of the Chairman of the Board, the President, and not less than two other directors. Subject to the national banking laws and the Association's Articles of Association, the Executive Committee may exercise all the powers of the Board of Directors with respect to the affairs of the Association, except that the Executive Committee may not:

     1. (a) exercise such powers while a quorum of the Board of Directors is actually convened for the conduct of business,

          (b) exercise any power specifically required to be exercised by at least a majority of all the directors,

          (c) act on matters committed by the Bylaws or resolution of the Board of Directors to another committee of the board, or

          (d) amend or repeal any resolution theretofore adopted by the Board of Directors which by its terms is amendable or repealable only by the Board;

     2. amend the Articles of Association or make, alter or repeal any Bylaw of the Association;

     3. elect or appoint any director, create or fill any vacancies in the Board of Directors or remove any director, or authorize or approve any change in the compensation of any officer of the Association who is also a director of the Association;

     4. authorize or approve issuance or sale or contract for sale of shares of stock of the Association, or determine the designation and relative rights, preferences and limitations of a class or series of shares;

     5. adopt an agreement of merger or consolidation, or submit to shareholders any action that requires shareholder approval, including any recommendation to the shareholders concerning the sale, lease or exchange of all or substantially all the
               Association's property and assets, a dissolution of the Association or a revocation of a previously approved dissolution; or

     6. authorize an expenditure by the Association in excess of $ 10 million for any one item or group of related items.

The committee shall hold regular meetings at such times as the members shall agree and whenever called by the chairman of the committee. A majority of the committee shall constitute a quorum for the transaction of business. The committee shall keep a record of its proceedings and shall report these proceedings to the Board at the regular meetings thereof. The committee shall serve as the nominating committee for nominations to the Board.

     Section 3.2 Chairman of the Executive Committee. The Board may designate one of its members to be Chairman of the Executive Committee who shall preside at the meetings thereof and shall perform such duties as the Board shall assign to him from time to time.

     Section 3.3 Audit Committee. The Board shall appoint a committee of three or more persons exclusive of the officers of this Association which committee shall be known as the Audit Committee. It shall be the duty of this committee at least once in every twelve months to examine the affairs of the Association, and determine whether it is in a sound and solvent condition and to recommend to the Board such changes in the manner of doing business, etc., as may seem to be desirable. The committee may cause such examination to be made in its behalf and under its supervision by outside accountants and may also use the services of any other persons either inside or outside the Association to assist in its work. The results of each examination shall be reported in writing to the Board.

     Section 3.4 Audit of Trust Department. The Audit Committee shall, at least once during each calendar year and within fifteen months of the last such audit make suitable audits of the Trust Department or cause suitable audits to be made by auditors responsible only to the Board, and at such time shall ascertain whether the department has been administered in accordance with law, Part 9 of the Regulations of the Comptroller of the Currency, and sound fiduciary principles. In lieu of such periodic audit the Audit Committee, at the election of the Board, may conduct or cause to be conducted by auditors responsible only to the Board an adequate continuous audit system adopted by the Board. A written report of such periodic or continuous audit shall be made to the Board.

     Section 3.5 Other Committees. The Board may appoint from time to time other committees composed of one or more persons each, for such purposes and with such powers as the Board may determine. The Chairman of the Board shall have the power to designate another person to serve on any committee during the absence or inability of any member thereof so to serve.

     Section 3.6 Directors' Emeritus. The Board may designate one or more persons to serve as Director Emeritus. Such Director Emeritus shall have the right to attend any and all meetings of the Board, but shall have no vote at such meetings. A person designated as Director Emeritus may serve in that capacity for a period of three years.

     Section 3.7 Alternate Committee Members. The Board may, from time to time, appoint one or more, but no more than three persons to serve as alternate members of a committee, each of whom shall be empowered to serve an that committee in place of a regular committee member in the event of the absence or disability of that committee member. An alternate committee member shall, when serving on a committee, have all of the powers of a regular committee member. Alternate committee members shall be notified of, and requested to serve at, a particular meeting or meetings, or for particular periods of time, by or at the direction of the chairman of the committee or the Chairman of the Board.

                                   ARTICLE IV
                                   ----------
                                    Officers
                                    --------

     Section 4.1 Officers. The officers of the Association may be a Chairman of the Board, a Vice Chairman of the Board, one or more Chairmen or Vice Chairmen (who shall not be required to be directors of the Association), a President, one or more Vice Presidents, a Secretary, a Cashier or Treasurer, and such other officers, including officers holding similar or equivalent titles to the above in regions, divisions or functional units of the Association, as may be appointed by the Board of Directors. The Chairman of the Board and the President shall be members of the Board of Directors. Any two or more offices may be held by one person, but no officer shall sign or execute any document in more than one capacity.

     Section 4.2 Term of Office. The officers who are required by the articles of association or the bylaws to be members of the Board shall hold their respective offices until the Organization meeting of the Board following the annual meeting of shareholders or until their respective successors shall have been elected, unless they shall resign, become disqualified or be removed from office. Each other officer shall hold office at the pleasure of the Board. Any officer may be removed at any time by the Board.

     Section 4.3 Chairman of the Board. The chairman of the board shall be designated as Chairman of the Board. He shall preside at all meetings of the stockholders and directors and he shall be a member of all committees of the Board except the Audit Committee. He shall have such other powers and perform such other duties as may be prescribed from time to time by the Board. He shall be subject only to the direction and control of the Board.

     Section 4.4 President. The president shall be the chief executive officer of the Association and he shall be designated as President and Chief Executive Officer. In the absence of the Chairman the President shall preside at all meetings of the Board. The President shall be a member of each committee of the Board except the Audit Committee. He shall have the powers and perform the duties conferred or imposed upon the President by the national banking laws, and he shall have such other powers and perform such other duties as may from time to time be imposed upon or assigned to him by the Board.

     Section 4.5 Chief Financial Officer. The Chief Financial officer shall have such title as may be designated by the Board and he shall be responsible for all monies, funds and valuables of this Association, provide for the keeping of proper records of all transactions of the Association, report to the Board at each regular meeting the condition of the Association, submit to the Board, when requested, a detailed statement of the income and expenses, be responsible for the conduct and efficiency of all persons employed under him, and perform such other duties as may be from time to time assigned to him by the Board.

     Section 4.6 Other Officers. All other officers shall respectively exercise such powers and perform such duties as generally pertain to their several offices, or as may be conferred upon or assigned to them by the Board, the Chairman of the Board or the President.

     Section 4.7 Bond. Each officer and employee, if so required by the Board, shall give bond with surety to be approved by the Board, conditioning for the honest discharge of his duties as such officer or employee. In the discretion of the Board, such bonds may be individual, schedule or blanket form, and the premiums may be paid by the Association.

     Section 4.8 Officers Acting as Assistant Secretary. Notwithstanding Section
4.1 of this Article IV, any Senior Vice President, Vice President or Assistant Vice President shall have, by virtue of his office, and by authority of the Bylaws, the authority from time to time to act as an Assistant Secretary of the Association, and to such extent, said officers are appointed to the office of Assistant Secretary.

                                   ARTICLE V
                                   ---------
                                Fiduciary Powers
                                ----------------

     Section 5.1 Trust Services Division. There shall be divisions of this Association known as the Capital Management Group and the Wealth Management Group which shall be responsible for the exercise of the fiduciary activities of this Association.

     Section 5.2 Trust Officers. There shall be one or more Officers of this Association whose duties in Delaware shall be to manage, supervise and direct all the fiduciary activities of the Capital Management and Wealth Management Groups in Delaware. Further, there shall be one or more Senior Trust Officers designated to assist the Officers in the performance of their duties. They shall do or cause to be done all things necessary or proper in carrying out the business of the Capital Management and Wealth Management Groups in accordance with provisions of applicable laws and regulations.

     Section 5.3 General Trust Committee. The Association appoints, as its General Trust Committee, the General Trust Committee of Wachovia Bank, National Association. The General Trust Committee is composed of not fewer than four (4) members of the Wachovia Bank, National Association Board of Directors or officers of that Association who shall be appointed annually, or from time to time, by the Board of Directors of that Association. Each member shall serve until his successor is appointed. The Board of Directors or the Chairman of the

Board may change the membership of the General Trust Committee at any time, fill any vacancies therein, or discharge any member thereof with or without cause at any time. The General Trust Committee shall counsel and advise on all matters relating to the fiduciary business or affairs of the Capital Management and Wealth Management Groups and shall adopt overall policies for the conduct of the fiduciary business of the Capital Management and Wealth Management Groups, including, but not limited to: general administration, investment policies, new business development, and review for approval of major assignments of functional responsibilities. The General Trust Committee shall assign the administration and performance of any of its fiduciary powers or duties to any subcommittee as it may designate such subcommittee to consist of officers of this Association. The General Trust Committee shall appoint the members of any such subcommittees and shall determine the number of members which constitutes a quorum at meetings of such subcommittees. The General Trust Committee shall meet at least quarterly or as called for by its Chairman or any three (3) members of the Committee. A quorum shall consist of three (3) members. In carrying out its responsibilities, the General Trust Committee shall review the actions of all officers, employees and committees utilized by this Association in connection with the fiduciary activities of the Capital Management and Wealth Management Groups and may assign the administration and performance of any fiduciary powers or duties to any officers or employees of the Capital Management Group or Wealth Management Group or to any committee it may designate. One of the methods to be used in the review process will be the scrutiny of the Reports of Examination by the Office of the Comptroller of the Currency and the reports of the Audit Division of Wachovia Corporation, as they relate to the activities of the Capital Management and Wealth Management Groups. These reviews shall be in addition to reviews of such reports by the Audit Committee of the Board of Directors. The General Trust Committee shall make its minutes available to the Board of Directors at its next regularly scheduled meeting following a meeting of the General Trust Committee.

As required by Section 9.4 of Regulation 9 of the Comptroller of the Currency, the Board of Directors retains responsibility for the proper exercise of this Association's fiduciary powers.

         Members of the General Trust Committee will abide by the Association's Code of Conduct as it applies to the Capital Management and Wealth Management Groups.

                                   ARTICLE VI
                                   ----------
                        Stock Certificates and Transfers
                        --------------------------------

     Section 6.1 Stock Certificates. Ownership of capital stock of the Association shall be evidenced by certificates of stock signed by the Chairman or President, and the Secretary, or an Assistant Secretary. Each certificate shall state upon its face that the stock is transferable only upon the books of the Association by the holder thereof, or by duly authorized attorney, upon the surrender of such certificate, and shall meet the requirements of Section 5139, United States Revised Statutes, as amended.

     Section 6.2 Transfers. The stock of this Association shall be assignable and transferable only on the books of this Association, subject to the restrictions and provisions of the national banking laws; and a transfer book shall be provided in which all assignments and transfers of stock shall be made. When stock is transferred, the certificates thereof shall be returned to the Association, canceled, preserved and new certificates issued.

     Section 6.3 Dividends. Dividends shall be paid to the shareholders in whose names the stock shall stand at the close of business on the day next preceding the date when the dividends are payable, provided, however, that the directors may fix another date as a record date for the determination of the shareholders entitled to receive payment thereof.

                                  ARTICLE VII
                                  -----------
                                Increase of Stock
                                -----------------

     Section 7.1 Capital Stock. Shares of the capital stock of the Association, which have been authorized but not issued, may be issued from time to time for such consideration, not less than the par value thereof, as may be determined by the Board.

                                  ARTICLE VIII
                                  ------------
                                 Corporate Seal
                                 --------------

     Section 8.1 Seal. The seal, an impression of which appears below, is the seal of the Association adopted by the Board of Directors:


                                     [Seal]



         The Chairman of the Board, the Vice Chairman, the President, Senior Executive Vice President, Executive Vice President, Senior Vice President, Vice President, each Assistant Vice President, the Chief Financial Officer, the Secretary, each Assistant Secretary, each Trust Officer, each Assistant Trust Officer or each Assistant Cashier, shall have the authority to affix the corporate seal of this Association and to attest to the same.

                                   ARTICLE IX
                                   ----------
                            Miscellaneous Provisions
                            ------------------------

     Section 9.1 Fiscal Year. The fiscal year of the Association shall be the calendar year.

     Section 9.2 Execution of Instruments. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, notices, applications, schedules, accounts, affidavits, bonds, undertakings, proxies, and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairman of the Board, the Vice Chairman of the Board, any Chairman or Vice Chairman, the President, any Senior Executive Vice President, Executive Vice President, Vice President or Assistant Vice President, the Secretary, the Cashier or Treasurer, or any officer holding similar or equivalent titles to the above in any regions, divisions or functional units of the Association, or, if in connection with the exercise of fiduciary powers of the Association, by any of said officers or by any Trust Officer or Assistant Trust Officer (or equivalent titles), and if so required by applicable law or regulation, attested or countersigned by the Secretary or Assistant Secretary; provided, however, that were required, any such instrument shall be attested by one of said officers other than the officer executing such instrument. Any such instruments may also be executed, acknowledged, verified, delivered, or accepted in behalf of the Association in such other manner and by such other officers as the Board of Directors may from time to time direct. The provisions of this Section 9.2 are supplementary to any other provision of these By-laws.

     Section 9.3 Records. The organization papers of this Association, the articles of association, the bylaws and any amendments thereto, the proceedings of all regular and special meetings of the shareholders and of the directors, the returns of the judges of elections, and the reports of the committees of directors shall be recorded in an appropriate minute book, and the minutes of each meeting shall be signed by the Secretary or any other officer appointed to act as secretary of the meeting.

     Section 9.4 Banking Hours. This Association and its branch offices shall be open on such days and during such hours as shall be fixed from time to time by the Board.

     Section 9.5 Voting Shares of Other Corporations. The Chairman, any Vice Chairman, the President, or any Vice President is authorized to vote, represent and exercise on behalf of this Association all rights incident to any and all shares of stock of any other corporation standing in the name of the Association. The authority granted herein may be exercised by such officers in person or by proxy or by power of attorney duly executed by said officer.

                                   ARTICLE X
                                   ---------
                                     Bylaws
                                     ------

     Section 10.1 Inspection. A copy of the Bylaws, with all amendments thereto, shall at all times be kept in a convenient place at the Head Office of the Association, and shall be open for inspection to all shareholders, during banking hours.

     Section 10.2 Amendments. These Bylaws may be changed or amended at any regular or special meeting of the Board by the vote of a majority of the Directors.